SUPPLEMENT TO THE PROSPECTUS The date of this supplement is February 26, 2021.

MFS® U.S. Government Cash Reserve Fund

MFS® U.S. Government Money Market Fund

MFS® U.S. Government Money Market Portfolio

Effective immediately, the third paragraph in the sub-section entitled “Principal Risks” under the main heading entitled “Summary of Key Information” is restated in its entirety as follows:

Interest Rate Risk:  In general, the price of a money market instrument falls when interest rates rise and rises when interest rates fall.  A major or unexpected increase in interest rates could cause the fund’s share price to decrease to below $1.00 per share.  In addition, a low or negative interest rate environment may prevent the fund from providing a positive yield and could impair the fund’s ability to maintain a stable $1.00 per share.

Effective immediately, the third paragraph in the sub-section entitled “Principal Risks” under the main heading entitled “Investment Objective, Strategies, and Risks” is restated in its entirety as follows:

Interest Rate Risk:  In general, the price of a money market instrument falls when interest rates rise and rises when interest rates fall. A major or unexpected increase in interest rates could cause the fund’s share price to decrease to below $1.00 per share. The fund may face a heightened level of interest rate risk due to changes in monetary policy. When interest rates go down, the fund’s yield may decline. Also, when interest rates decline, the fund’s investments may pay a lower interest rate, which would reduce the income received by the fund. A low or negative interest rate environment may prevent the fund from providing a positive yield and could impair the fund’s ability to maintain a stable $1.00 per share.  In recent years, the U.S. has experienced historically low interest rates, increasing the exposure of money market instruments to the risks associated with rising interest rates.

Effective immediately, the following is added after the second paragraph in the sub-section entitled “Valuation” under the main heading entitled “Other Information”:

A low or negative interest rate environment could impact the fund’s ability to maintain a stable $1.00 per share.  If this occurs, the fund’s Board of Trustees may enact certain measures to seek to maintain a stable $1.00 per share, including the implementation of reverse distributions, reverse stock splits, negative dividends, or other mechanisms, as necessary in the Board’s judgment.  Investments in the fund are subject to the potential that the fund’s Board of Trustees may enact such measures.

In a reverse distribution, the fund would reduce the number of shares outstanding in an amount necessary to offset the daily negative income accrued by the fund on its investments.  As a result, the number of shares held by each shareholder of the fund would be reduced on a pro rata basis.  Although the fund would continue to maintain a stable $1.00 per share, the value of your investment in the fund would decline.

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